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                             SUNAMERICA SERIES TRUST

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2007


In the section titled "Fees and Expenses," footnote 5 of the "Total Annual Portfolio Operating Expenses" is deleted and replaced with the following:

         (5) The Adviser is voluntarily waiving on an annual basis 0.05% of the Management Fees for the Capital Growth Portfolio. Because the waiver is voluntary, it is not reflected as a reduction of the "Total Annual Portfolio Operating Expenses" listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

DATE:    JULY 13, 2007